EXHIBIT 23


                         Consent of Comiskey and Company

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EXHIBIT 23


                         Consent of Comiskey and Company


                       SECURITIES AND EXCHANGE COMMISSION
                              450 5th Street, N.W.
                             Washington, D.C. 20549

Gentlemen:

     We have read and agree with the comments in Item 4 of the Form 8-K of Fayber Group, Inc. dated February 11, 2005.

                                          Comiskey and Company


                                          /s/ Comiskey and Company
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